Business (Details)	6 Months Ended
Jun. 30, 2018 USD ($)
Business (Textual)
Limited liability percentage of FlexShopper, LLC	100.00%
Ability to borrow additional funds	$ 20
Subordinated promissory notes, description	The holder of one of its subordinated promissory notes (as described in Notes 5 and 13) provided the Company with a 30-day written notice for payment of $2.5 million of principal and accrued interest. Repayment has been extended to August 31, 2018.